Restructuring Charge	12 Months Ended
Dec. 31, 2013
Restructuring And Related Activities [Abstract]
Restructuring Charge
17.	Restructuring Charge

Compania Espanole de Petroles, S.A. (or CEPSA), the charterer (who is also the owner) of the Partnership’s conventional vessels under capital lease, the Tenerife Spirit and Algeciras Spirit, reached an agreement to sell the vessels to a third-party on November 2013 and January 2014, respectively. On redelivery of the vessels, the charter contract with the Partnership was terminated. The Tenerife Spirit and Algeciras Spirit delivered to their new owners in December 2013 and February 2014, respectively. As a result of these sales, the Partnership has recorded a restructuring charge of $1.8 million for the year ended December 31, 2013 relating to seafarer severance payments, which is included in accrued liabilities on the consolidated balance sheets.